UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2009

COINSTAR, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22555	94-3156448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 – 114th Avenue SE Bellevue, Washington	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 943-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2009, John Harvey, Chief Financial Officer of Coinstar, Inc. (the “Company”), gave notice of his decision to leave the Company because of the extensive time his position required for him to spend away from his family. Mr. Harvey, appointed Chief Financial Officer in June 2009, has been commuting between Bellevue, Washington and Chicago on a weekly basis. The Company will begin a search immediately to replace Mr. Harvey, who has committed to assist the Company with transition matters, including continuing as Chief Financial Officer through the reporting of third quarter financial results in November 2009.

On September 7, 2009, the Company and Mr. Harvey entered into an amendment (the “Employment Agreement Amendment”) to the Employment Agreement, dated as of June 1, 2009 (the “Employment Agreement”). The Employment Agreement Amendment will be effective as of November 9, 2009. The Employment Agreement Amendment provides for the following material amendments to the Employment Agreement:

•	Either party must give at least 14 days’ advance written notice of termination. The effective date of termination will be the date on which the 14-day period expires.

•

Upon termination without cause (as defined in the Employment Agreement) by the Company, Mr. Harvey will be entitled to, among other things, (i) termination payments equal to six months annual base salary, which will be paid in six equal monthly installments, and (ii) Company payment of the premium for Mr. Harvey’s and Mr. Harvey’s spouse’s and dependent children’s COBRA continuation coverage under the Company’s group health plans (a) for a period of up to 12 months, (b) until Mr. Harvey is no longer entitled to COBRA continuation coverage or (c) until Mr. Harvey obtains other coverage through subsequent employment, whichever period is shorter.

•

If Mr. Harvey obtains employment during the period the Company is required to make termination payments as set forth in clause (i) of the second bullet, then Mr. Harvey will forfeit any remaining unpaid monthly termination payment installments.

•

If Mr. Harvey’s employment continues at least through November 9, 2009 and he subsequently terminates his employment, he will be entitled, in addition to any unpaid accrued salary as of the date of termination, to a pro-rated cash bonus consistent with the existing program for executive officers (provided performance targets applicable for any such bonus are met).

Other than as noted above, the terms of the Employment Agreement remain in full force and effect. See the Company’s Current Report on Form 8-K filed on April 6, 2009 for a description of the material provisions of the Employment Agreement.

On September 7, 2009, the Company and Mr. Harvey entered into a Second Amendment to Letter Agreement (the “Second Amendment”) that amends the Letter Agreement Regarding Retention Incentives and Release dated April 1, 2009 (the “Letter Agreement”). The Second Amendment will be effective as of November 9, 2009. The Letter Agreement provided Mr. Harvey with certain employment incentives, including the vesting of the Stock Option and the Cash Incentive (as defined in the Amended Letter Agreement) if his employment was terminated without cause (as defined in the Employment Agreement) or good reason (as defined in the Change of Control Agreement, dated as of June 1, 2009, between the Company and Mr. Harvey) before February 26, 2012 for the Cash Incentive and March 19, 2013 for the Stock Option. The Second Amendment modified the terms of the Letter Agreement and the Stock Option, as applicable, to eliminate (i) the vesting of the Stock Option upon the occurrence of such termination, and (ii) the vesting of the Cash Incentive upon the occurrence of such termination.

The foregoing descriptions of the Employment Agreement Amendment and the Second Amendment are qualified in their entirety by reference to the full text of the Employment Agreement Amendment and the Second Amendment, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On September 8, 2009, the Company issued a press release announcing Mr. Harvey’s intention to leave the Company. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Certain statements in this Current Report on Form 8-K and the attached press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “estimate” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K and the attached press release include statements regarding management transition matters, including the length of Mr. Harvey’s continuing employment with the Company. Forward-looking statements are not guarantees of future actions, events or performance, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or Mr. Harvey, including those beyond the Company’s or Mr. Harvey’s control. Such risks and uncertainties include, but are not limited to, the failure of Mr. Harvey to remain with the Company for the expected period. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect future performance, results or actions, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), as well as other filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement between Coinstar, Inc. and John Harvey

10.2	Second Amendment to Letter Agreement, dated as of September 7, 2009, between Coinstar, Inc. and John Harvey

99.1	Press Release, dated September 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.

Dated: September 8, 2009	By:	/s/ Donald R. Rench
Donald R. Rench
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement between Coinstar, Inc. and John Harvey

10.2	Second Amendment to Letter Agreement, dated as of September 7, 2009, between Coinstar, Inc. and John Harvey

99.1	Press Release, dated September 8, 2009